Exhibit 10.08

[***]

This [***] (this “Agreement”), dated as of January 29, 2014, is by and among Xenetic Biosciences, Inc., a Nevada corporation (the “Company”), and Baxter Healthcare SA (the “Investor”).

WHEREAS, the Investor desires [***] from the Company and the Company desires to sell to the Investor [***] par value [***] of the Company (the [***] in cash of [***]

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. [***]

(a) Upon execution of this Agreement, the [***] will [***] and the Company will [***] for the aggregate consideration [***] cash (the [***]). The Investor will deliver to the Company by wire transfer of immediately available funds the aggregate amount of the Purchase Price, and the Company will record the purchase of [***] that the Investor is purchasing pursuant to the terms and conditions of this Agreement on its books and records.

2. Representations and Warranties.

(a) In connection with each purchase and sale of the [***] (as defined below) hereunder, the Investor represents and warrants to the Company that:

(i) It has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the [***] such Investor is able to bear the economic risk of the investment in [***] for an indefinite period of time because the [***] are subject to the [***] and have [***] (as amended from time to time, the “Securities Act”) or the securities laws of any state or other jurisdiction;

(ii) This Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding at law or equity)), and the execution, delivery, and performance of this Agreement by the Investor does not and will not conflict with, violate, or cause a breach of any agreement, contract, or instrument to which the Investor is a party or any judgment, order, or decree to which the Investor is subject.

(iii) The Investor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, and the [***] to be acquired by it pursuant to this Agreement are being acquired for its own account and not with a view to any distribution thereof or with any present intention of offering or selling any of the [***] in a transaction that would [***] or the [***] of any state of the United States of America or any other applicable jurisdiction.

(b) In connection with each purchase and sale of the [***] hereunder, the Company represents and warrants to the Investor that:

(i) The Company is a corporation validly organized, existing and in good standing under the laws of the state of Nevada, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification.

(ii) The Company has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its obligations under or with respect to this Agreement, to issue the Shares to the Investor in properties and to conduct its business substantially as currently conducted by it.

(iii) The execution, delivery and performance by the Company and the [***] to the Investor in accordance with the terms hereof are within its organizational powers and have been duly authorized by all necessary organizational action on the part of the Company’s Board of Directors.

(iv) This Agreement has been duly executed and delivered by the Company, and [***] will be duly authorized and, when [***] to the Investor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding at law or equity)).

(v) Assuming the accuracy of the representations and warranties of the Investor set forth in Section 2(a) hereof, [***] to the Investor pursuant to this Agreement [***] reason of [***] thereof [***] thereunder and similar provisions under applicable state securities laws.

(vi) None of the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act, each an “Affiliate”), or any person acting on its or any of their behalf has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the [***] in a manner that would require [***] to be [***]. None of the Company, its Affiliates or any person acting on its or any of their behalf has engaged or will engage, in connection [***], in any form of general solicitation or general advertising within the meaning of [***] under the [***] or in any directed selling efforts within the meaning of [***] under [***]. The Company has not engaged any [***] in connection with the [***].

(vii) The Company represents and agrees that the [***] is not made unavailable for an exemption under [***] of [***] by the [***], order, judgment, decree, suspension, injunction, expulsion or bar described in Rule 506(d) (each, a “Company Bad Actor Event”). Set forth on Exhibit B hereto is a description of each matter that would have been a Company Bad Actor Event had it not occurred before September 23, 2013.

(c) The Investor understands that [***] are [***] only in a transaction [***] in the United States within the meaning of the Securities Act, that [***] have [***] or any other [***], that the [***] will be “[***]” within the meaning of [***] under the Securities Act and that (i) prior to the expiration of the holding period applicable to [***] to [***] under the Securities Act, the [***] only in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction (A) (1) in a transaction meeting the requirements of Rule 144 under the Securities Act, (2) outside the U.S. to a foreign purchaser in a transaction meeting the requirements of Regulation S or (3) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act and state securities laws, (B) to the Company or (C) pursuant to an effective registration statement under the Securities Act and (ii) the Investor will notify any subsequent purchaser from it [***]. Until the earlier of the (i) date the Investor ceases to [***] and (ii) [***] of the date hereof, the Company shall use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall take such further action as the Investor may reasonably request, all to the extent required to enable the Investor to [***] pursuant to Rule 144 under the Securities Act, subject to Sections 4(a) and (b) below. The Investor agrees that the certificates representing the [***] shall bear a restrictive legend in substantially the following form:

“THE SECURITIES REPRESENTED BY [***] WERE ACQUIRED IN A TRANSACTION [***] THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND [***] OF [***] UNDER SUCH ACT OR AN APPLICABLE EXEMPTION THEREFROM TO THE REGISTRATION REQUIREMENTS OF SUCH ACT.”

3. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, sent by facsimile if confirmation is available or sent by reputable overnight courier service (charges prepaid) to the recipient at the address indicated in the Company’s records. Any notice under this Agreement will be deemed to have been given when so delivered or sent.

4. Covenants.

[***] Until the earlier to occur of [***] (ii) [***] earlier date, the [***] the Investor [***]

(b) [***] Until the [***] the Investor [***] of the Company in an [***] volume of the [***] on the principal market or exchange [***] of [***] are traded, and in no event [***]

(c) Nasdaq Listing. The Company will use its best efforts to apply for and obtain listing of its common stock on any of Nasdaq’s three U.S. markets [***]

(d) [***] The Company hereby grants to the Investor an option to [***] (the “Option”), that [***] the [***] and, together with the [***] the [***] as equals the product of the Applicable Percentage and the [***] in the event that the [***] is [***]. The [***] is equal to the absolute value of (i) one minus (ii) the [***] (B) the [***]. The [***] is equal to the [***] on the applicable Nasdaq stock market ( or, on any trading day on which the Company [***] for [***] hereof. The Investor [***] during [***] following the [***] of the [***] by delivering to the Company, at the address identified in Section 2 hereof, a [***] the form of which is attached hereto as Exhibit A, together with [***]. The Company shall issue the [***] after the date of its receipt of the Notice of Option Exercise.

(e) At any [***], the Company will notify the Investor promptly [***] of which the Company hereafter becomes aware.

(f) The Company will file a Form D with [***] as required under [***] and shall provide a copy thereof to the Investor promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to [***] for sale to the Investor pursuant to this Agreement under applicable securities or [***] of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor.

5. General Provisions.

(a) Counterparts: Electronic Delivery. This Agreement may be executed in multiple counterparts (including by means of telecopied signature pages or signature pages in “.pdf”, “.tif” or similar format sent as an attachment to an electronic mail message), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of electronic mail in “.pdf”, “.tif” or similar format (any such delivery, an “Electronic Delivery”), shall be treated in all manners and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them (by means other than Electronic Delivery) to all other parties. No party hereto or to any such agreement or instrument shall raise (i) the use of Electronic Delivery to deliver a signature or (ii) the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(b) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Investor, the Company and their respective successors and assigns (including subsequent holders of the Shares).

(c) Choice of Law. The construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the internal [***], without giving effect to principles of conflicts of laws or choice [***] or any other jurisdiction which would result in the application of the law of any jurisdiction other than the [***].

(d) Consent to Jurisdiction. Each party hereto, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State

[***] for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert and not to allow any of its affiliates to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise.

(e) WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS [***] AS PLAINTIFF, DEFENDANT OR OTHERWISE ) [***] IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 3(e) CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 3(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(f) Time is of the Essence. The parties hereto hereby expressly acknowledge and agree that time is of the essence for each and every provision of this Agreement.

(g) Specific Performance. The parties hereto acknowledge and agree that each would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, the parties hereto agree that each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties hereto and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

(h) Entire Agreement. This Agreement contains the complete agreement among the parties hereto and supersedes any prior understanding, agreement or representation by or among the parties hereto, written or oral, that may have related to the subject matter hereof in any way.

*  *  *  *  *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

THE COMPANY:

XENETIC BIOSCIENCES, INC.

By:
Name:
Title:

INVESTOR:

BAXTER HEALTHCARE SA

By:	/s/ Benedikt Kubik
	Name:	Benedikt Kubik
	Title:	Finance Director

By:	/s/ Yvo Aebli
	Name:	Yvo Aebli
	Title:	Finance Director

[***]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

THE COMPANY:

XENETIC BIOSCIENCES, INC.

By:	/s/ M. SCOTT MAGUIRE
	Name:	M. SCOTT MAGUIRE
	Title:	CHIEF EXECUTIVE OFFICER

INVESTOR:

BAXTER HEALTHCARE SA

By:
Name:
Title:

By:
Name:
Title:

[***]

EXHIBIT A

[***]

Date

Xenetic Biosciences, Inc.

16445 North 91st St., Suite 103

Scottsdale, AZ 85260

Attention:

Baxter Healthcare SA hereby elects to [***] to [***]                      [***] of the Company’s [***] pursuant to [***] of the [***], dated as of [***] (the “[***]”). All capitalized terms not otherwise defined herein shall have the meanings as provided in the [***].

Please issue [a certificate][book entry interests] for the [***] in the following name:

Name

Address

Address

Very truly yours,
BAXTER HEALTHCARE SA
By:
Name:
Title: